GLOBAL INCOME FUND              American Stock Exchange Symbol: BBZ
===============================================================================
11 Hanover Square, New York, NY 10005

                                                                August 15, 1997
Dear Shareholder:

     It is a pleasure to submit this Annual Report and to note that the Fund's June 30, 1997 fiscal year-end closing price per share on the American Stock Exchange of $8.50 represented a premium over the Fund's $8.43 net asset value per share. In addition, for the year the Fund achieved a total return of +14.71% on a net asset value basis.

     We are also pleased to report that beginning in June 1997 the Fund's monthly dividend was increased to $.07 per share from $.05 previously as a result of the Fund's recently adopted managed 10% distribution policy. The policy is intended to provide shareholders with a stable cash flow and reduce or eliminate any market price discount to net asset value. Monthly distributions of 0.83% of the Fund's net asset value (10% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance coming from return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

                              REVIEW AND OUTLOOK

     While the first half of the year ending June 30, 1997 was characterized by consistently low levels of unemployment and inflation against a background of moderate economic growth, the second half will be remembered for continuing low unemployment and very low inflation, but rapid economic growth.

     Interest rates generally have risen over the last six months, reflecting concern about the inflationary impact of strong economic growth and tight labor markets. The first quarter's 5.9% increase in economic activity was the fastest rate of expansion since 1983. The unemployment rate fell to 4.8%, a level not seen since 1973. Prior to increasing short term rates by 0.25% in March, ending one of the longest periods of unchanged rates in recent history, Federal Reserve Chairman Alan Greenspan expressed his concern regarding potentially inflationary economic scenarios in his semi-annual "Humphrey-Hawkins" testimony to Congress. Yields on 30 year Treasury securities rose to over 7 1/8% by early April, having started the year at 6 5/8%. By the end of the first quarter, holders of U.S. Treasury ten year notes had a negative 1.98% total return.

     Interestingly, "real" interest rates, the difference between rates of interest and the rate of inflation, rose even more because the rate of inflation declined steadily throughout the first half of the year. The annual rate of Total and Core Producer Price increases fell from 2.8% and 0.6% in December to -0.1% and 0.2% by June. Consumer Prices, which ended 1996 at a 3.3% growth rate, declined to 2.3% by June of 1997. In addition, labor markets did not display signs of price pressure throughout the first half. At the end of June, the annual growth rate of average hourly earnings was 3.5%, down from 3.9% at the end of 1996.

     During the second quarter of 1997 interest rates declined, with yields on 30 year U.S. Treasuries falling to as low as 6 1/2%. Various factors contributed to the second quarter's reversal of the rise in rates earlier in the year, and we believe that several of these factors will continue to have critical significance over the balance of the year.

     First, the torrid pace of economic growth declined somewhat during the second quarter. The annual growth rate of retail sales declined from over 6.3% in January to 2.5% in May, still a healthy level. The recent slowdown in consumption is probably best explained by demographic shifts to higher savings rates, and the opportunity cost of not owning financial assets, because personal income and confidence are each at relatively high levels. While we were relieved to see some moderation in the rate of growth to more sustainable levels, our interest rate forecast continues to be less dependent on monthly data releases which describe current economic conditions. Instead, we believe the economy will continue to be generally characterized by moderate levels of growth, although different economic sectors or geographic regions may experience oscillating periods of strength or weakness.

     Second, interest rates fell as market participants in increasing numbers changed the way they think about the dynamics of inflation. During the first half, the monthly data releases regarding inflation were exceptionally good, as discussed earlier. The inconsistency between economic strength and declining inflation required a re-evaluation of the "Phillips curve" model. Our research included a study of economic conditions between 1960-1966, a period of healthy economic growth, low levels of unemployment and lower interest rates and rates of inflation than we see today. We believe that period establishes a precedent that is relevant today. Also, the "globalization" of the economy has a significant deflationary impact. We continue to believe both that inflation will not be problematic, and that the "inflation premiums" which bond yields now offer are too high and will decline. Additionally, technical factors affecting supply and demand are positive for fixed income investors. As the Treasury reduces the deficit, it is easy to appreciate how the decline in the supply of bonds will lead to a decline in rates. What is more significant is that the national debt continues to generate around $300 billion in interest payments to investors annually, much of which is reinvested in additional debt. This "structural demand" for debt in the face of a declining supply is positive for interest rates.

     Internationally, a variety of factors support our outlook for lower interest rates domestically, and continued strength in the U.S. dollar. Core European economies continue to be characterized by high unemployment, weak growth, and labor markets which are structurally unresponsive to increased global competition. We do not feel that the European Monetary Union will enhance this situation, and in fact will probably contribute to weaker European currencies. Eastern Europe, however, and countries in the former Soviet bloc, still appear attractive to us. In Asia, a significant recovery in the Japanese economy continues to be an elusive goal. Japanese fiscal policy remains counterproductive, and the recent strength in the Japanese Yen seems due more to aggressive currency intervention by the Ministry of Finance than the result of a change in underlying fundamentals. Furthermore, the decline in growth rates in several Asian economies should increase competition for export growth, which may impede the Japanese recovery. In particular, Chinese exports have increased dramatically, and China still has substantial excess capacity already in place. We continue to view increases in global trade by low cost producers as deflationary in nature. We remain concerned about the reliance on offshore funding in the region, particularly in dollars and other non-local currencies, and the extent of speculation and inflation in real estate. Potential weakness in Asian financial systems is most likely both dollar and interest rate positive. On the other hand, several Latin American countries have been successful in initiating fiscal and political reform, reducing inflation, and maintaining attractive growth rates. We continue to view this region as offering substantial value.

     In sum, we continue to believe that a variety of structural, demographic, political, and historical factors will continue to reward investors in fixed income assets for the remainder of the year and into 1998.

                  RETIREMENT PLAN OFFERS IMPORTANT ADVANTAGE

     The Bull & Bear Global Income Fund Dividend Reinvestment Plan is particularly attractive because monthly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time.

     We appreciate your support and look forward to continuing to serve your investment needs.

                Sincerely,


        /s/ Thomas B. Winmill                   /s/ Steven A. Landis

        Thomas B. Winmill                       Steven A. Landis
        President                               Senior Vice President
                                                Portfolio Manager

                     BULL & BEAR GLOBAL INCOME FUND, INC.

               Schedule of Portfolio Investments - June 30, 1997

     Par Value                                                         Market Value
     ---------                                                         ------------
                   BONDS (98.3%)
                   ARGENTINA (31.5%)
    $1,000,000     Astra Compania Argentina de Petroeo S.A.,
                     11.625%, due 12/02/99 (2)......................    $ 1,092,500
       500,000     Republic of Argentina Bonos Del Tesoro, 8.75%,
                     due 5/09/02....................................        500,250
     2,000,000     Bridas Corp., 12.50%, due 11/18/99...............      2,210,000
L5,000,000,000     Compania Naviera Perez Companc, FRN, due
                     4/01/02 (1)....................................      2,981,080
    $1,000,000     Republic of Argentina, 11.75%, due 2/12/07 (2)...      1,115,000
     1,000,000     Telefonica de Argentina S.A., 11.875%, due
                     11/01/04.......................................      1,205,000
     1,000,000     Transportadora de Gas del Sur S.A., 10.25%,
                     due 4/25/01....................................      1,086,450
                                                                        -----------
                                                                         10,190,280
                                                                        -----------
                   BRAZIL (3.2%)
       500,000     TV Filme, Inc., 12.875%, due 12/15/04 (2)........        525,625
       500,000     Voto-Votorantim Overseas Trading Operations N.V.,
                     8.50%, due 6/27/05.............................        497,813
                                                                        -----------
                                                                          1,023,438
                                                                        -----------
                   CAYMAN ISLANDS (3.1%)
       997,402     Overseas Receivables Credit Acceptance Ltd.,
                     8.375%, due 2/12/03 (2)........................        993,163
                                                                        -----------
                   CHINA (3.2%)
     1,000,000     Guandong Enterprises Ltd., 8.875%, due 5/22/07 (2)     1,035,000
                                                                        -----------
                   COLOMBIA (4.8%)
       200,000     Republic of Colombia, 7.625%, due 2/15/07........        195,438
     1,250,000     Termoemcali Funding Corp., 10.125%, due
                     12/15/14 (2)...................................      1,362,338
                                                                        -----------
                                                                          1,557,776
                                                                        -----------
                   CROATIA (2.9%)
       963,790     Republic of Croatia Series B Notes, 6.50%, due
                     7/13/06........................................        947,526
                                                                        -----------
                   ECUADOR (1.6%)
       500,000     Consorcio Ecuatoranio de Telecommunicaciones S.A.
                     Conecel, 14.00%, due 5/01/02...................        530,000
                                                                        -----------
                   LITHUANIA (6.3%)
     2,000,000     Lietuvos Energija, Floating Rate Note, due
                     4/06/00........................................      2,032,500
                                                                        -----------
                   MEXICO (7.8%)
       500,000     Altos Hornos de Mexico S.A. de C.V., 11.875%,
                     due 4/30/04 (2)................................        539,375
       500,000     Azteca Holdings, S.A. de C.V. 11.00%, due 6/15/02        506,255
     1,000,000     Banco Nacional Commercial Exterior, 7.25%, due
                     2/02/04........................................        938,750
       500,000     Innova, S. de R.L., 12.875%, due 4/01/07 (2).....        523,750
                                                                        -----------
                                                                          2,508,130
                                                                        -----------

                See accompanying notes to financial statements.

     Par Value                                                  Market Value
     ---------                                                  ------------
                   POLAND (3.9%)
  Zl5,000,000      Poland Treasury Bill, due 5/13/98 (1)         $ 1,276,576
                                                                 -----------
                   QATAR (1.7%)
     $500,000      Ras Laffan Liquified Natural Gas Company
                     Ltd., 8.294%, due 3/15/14 (2).............      527,500
                                                                 -----------
                   RUSSIA (6.9%)
     300,000       City of Moscow, 9.50%, due 5/31/00 (2)            302,550
     500,000       City of St. Petersburg, 9.50%, due 6/18/02        503,125
     750,000       The Russian Federation, 10.00%, due 6/26/07       747,188
   1,000,000       Republic of Russia Restructured Principal
                     Loans, due 12/29/49 (4)...................      667,500
                                                                 -----------
                                                                   2,220,363
                                                                 -----------
                   SWEDEN (2.9%)
Skr7,400,000       Swedish Government Bond, 6.50%, due
                     10/25/06 (1) (2)..........................      941,855
                                                                 -----------

                   UNITED KINGDOM (5.2%)
    (Pounds)       Sutton Bridge Financing Ltd., 8.625%,
    L750,000         due 6/30/22 (2)...........................    1,269,153
    $500,000       Videotron Holdings PLC, 11.00%, due 8/15/05       420,000
                                                                 -----------
                                                                   1,689,153
                                                                 -----------
                   UNITED STATES (10.9%)
   1,000,000       Conseco Finance Trust III, 8.796%,
                     due 4/01/27...............................    1,030,000
     500,000       IVAX Corp., 6.50%, due 11/15/01.............      452,500
   1,000,000       U.S. Treasury Note, 6.375%, due 5/15/00.....    1,004,062
     500,000       U.S. Treasury Note, 6.50%, due 5/31/02......      502,031
     500,000       Zurich Capital Trust I, 8.376%, due 6/01/37       522,500
                                                                 -----------
                                                                   3,511,093
                                                                 -----------
                   VENEZUELA (2.4%)
   1,000,000       Venezuela Par Series W-A, 6.75%, due 3/31/20      788,125
                                                                 -----------
                       Total Bonds (cost: $31,280,145).........   31,772,478
                                                                 -----------
     Shares        PREFERRED AND COMMON STOCK (1.7%)
   ---------
       5,000       Cali Realty Corp. ..........................      170,000
       1,000       Consolidated Hydro Inc. (3).................      150,000
       5,000       Equity Residential Properties Trust.........      237,500
                                                                 -----------
                       Total Preferred and Common Stock
                         (cost: $876,520)......................      557,500
                                                                 -----------
                         Total Investments (cost:
                           $32,156,665 ) (100.0%)..............  $32,329,978
                                                                 ===========

-----------
(1) Par value of foreign denominated obligations stated in local currency unless otherwise indicated; market value stated in U.S. dollars.
(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.
(3)  Non-income producing security.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
 Investments at market value
   (cost: $32,156,665) (note 1)...........   $32,329,978
 Cash.....................................       479,316
 Receivables:
   Investment securities sold.............     4,949,375
   Interest and dividends.................       492,449
   Other assets...........................         3,069
                                             -----------
     Total assets.........................    38,254,187
                                             -----------

LIABILITIES:
 Payables:
   Investment securities purchased........     5,232,500
   Open forward currency contracts
   (note 6)...............................         1,189
   Reverse repurchase agreement...........     7,534,439
   Interest...............................         8,706
 Accrued management and distribution fees.        14,427
 Accrued expenses.........................        75,820
 Other liabilities........................        26,186
                                             -----------
     Total liabilities....................    12,893,267
                                             -----------
NET ASSETS: (applicable to 3,007,647
 outstanding shares: 20,000,000 shares
 of $.01 par value authorized)............   $25,360,920
                                             ===========

NET ASSET VALUE PER SHARE
 ($25,360,920 divided by 3,007,647).......         $8.43
                                                   =====
At June 30, 1997, net assets consisted of:
 Paid-in capital..........................   $59,285,267
 Accumulated deficit in investment
   income.................................       (15,401)
 Accumulated net realized loss on
   investments, foreign currencies
   and futures............................   (34,080,467)
 Net unrealized appreciation on
   investments and foreign currencies
   and futures............................       171,521
                                             -----------
                                             $25,360,920
                                             ===========

STATEMENT OF OPERATIONS
Year Ended June 30, 1997

INVESTMENT INCOME:
  Interest................................    $2,524,310
  Dividends...............................        55,664
                                              ----------
    Total investment income...............     2,579,974
                                              ----------
EXPENSES:
   Interest (note 5)......................       199,770
   Investment management (note 3).........       197,279
   Distribution (note 3)..................        92,155
   Transfer agent.........................        90,287
   Custodian..............................        67,041
   Professional (note 3)..................        42,706
   Registration (note 3)..................        16,521
   Shareholder administration (note 3)....        15,687
   Directors..............................        10,437
   Other..................................        33,055
                                              ----------
     Total expenses.......................       764,938
                                              ----------
       Net investment income..............     1,815,036
                                              ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
  Net realized gain from security
    transactions..........................     1,448,885
  Net realized loss from foreign currency
    and futures transactions..............      (114,619)
  Unrealized appreciation of investments,
    foreign currencies and futures during
    the period............................       814,544
                                              ----------
  Net realized and unrealized gain on
    investments, foreign currencies
    and futures...........................     2,148,810
                                              ----------
  Net increase in net assets resulting
    from operations.......................    $3,963,846
                                              ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,

                                                                       1997          1996
OPERATIONS:                                                          --------      --------
     Net investment income.....................................    $ 1,815,036    $ 2,345,107
     Net realized gain from security, foreign currency and
       futures transactions....................................      1,334,266      1,289,435
     Unrealized appreciation (depreciation) of investments,
       foreign currencies and futures during the period........        814,544     (1,399,539)
                                                                   -----------    -----------
       Net change in net assets resulting from operations......      3,963,846      2,235,003
     Subtractions from paid-in capital (note 7)................        (63,200)         --

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ($.59 and $.26
       per share, respectively)................................     (2,005,431)    (1,147,357)
     Distributions from paid-in capital ($.31 per share).......          --        (1,375,770)

CAPITAL SHARE TRANSACTIONS:
     Change in net assets resulting from capital share
       transactions (a) (note 7)...............................     (7,399,457)    (8,026,345)
                                                                   -----------    -----------
     Total decrease in net assets..............................     (5,504,242)    (8,314,469)

NET ASSETS:
     Beginning of period.......................................     30,865,162     39,179,631
                                                                   -----------    -----------
     End of period (including accumulated undistributed net
       investment income (deficit) of $(15,401) and $8,108,
       respectively)...........................................    $25,360,920    $30,865,162
                                                                   ===========    ===========

----------
(a) Transactions in capital shares were as follows:

                                                                    1997                          1996
                                                         --------------------------     -------------------------
                                                             Shares         Value          Shares         Value
                                                         -----------    -----------     ----------    -----------
Shares sold.........................................         114,223    $   928,783        357,017    $ 2,875,512
Shares issued in reinvestment of distributions......         172,123      1,363,041        221,556      1,774,518
Shares redeemed.....................................      (1,173,984)    (9,691,281)    (1,579,473)   (12,676,375)
                                                         -----------    -----------     ----------    -----------
     Net decrease...................................        (887,638)   $(7,399,457)    (1,000,900)   $(8,026,345)
                                                         ===========    ===========     ==========    ===========

                See accompanying notes to financial statements.

Notes to Financial Statements

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $34,080,000 of which, $17,712,000 expires in 1998, $8,549,000 in 1999, $1,656,000 in 2000,
$4,110,000 in 2001, $173,000 in 2003 and $1,880,000 in 2004.  Based on Federal
income tax cost of $32,156,665, gross unrealized appreciation and gross unrealized depreciation were $617,420 and $444,107, respectively, at June 30, 1997. Distributions paid to shareholders during the year ended June 30, 1997 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unreal-ized appreciation (depreciation) on certain forward currency contracts and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statements of Changes in Net Assets.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager.
Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. During the year ended June 30, 1997, the Fund paid $625 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $10,585 for providing certain administrative and accounting services at cost for the year ended June 30, 1997.

The Fund had a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund paid the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution activities. The fee for service activities was intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities was to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Effective with the conversion of the Fund to a closed-end management investment company (see note 7), the 12b-1 Plan was terminated. Investor Service Center received $15,687 for shareholder administration services which it provided to the Fund at cost for the period from July 1, 1996 to February 7, 1997.

(4) Purchases and sales of securities other than short term notes aggregated $145,402,050 and $146,671,517, respectively, for the year ended June 30, 1997.

(5) The Fund has a committed bank line of credit. At June 30, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended June 30, 1997, the weighted average interest rate was 5.98% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $3,332,773.

(6) At June 30, 1997, open forward currency contracts outstanding consisted of:


                                                                           Unrealized
                                  Face Value     Contract       Value     Appreciation
                                (U.S. Dollars)    Price         Date     (Depreciation)
                                --------------   --------     --------   --------------
Deutsche Mark (Buy)...........   $  980,348         1.725      7/21/97      $ 1,391
Italian Lira (Sell)...........    1,181,768      1,692.38      8/25/97       (2,580)
                                 ----------                                 -------
Total Open Forward Currency
  Contracts, net..............   $2,162,116                                 $(1,189)
                                 ==========                                 =======

(7) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $63,200 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                             FINANCIAL HIGHLIGHTS

                                                                        Years ended June 30,
                                                ---------------------------------------------------------------------------
                                                    1997          1996            1995            1994            1993
                                                  -------       -------         -------         -------         -------
PER SHARE DATA*
Net asset value at beginning of period.........     $7.92         $8.00           $8.25           $9.39           $8.56
                                                  -------       -------         -------         -------         -------
Income from investment operations:
  Net investment income........................       .51           .26             .17             .60             .66
  Net realized and unrealized gain (loss)
    on investments.............................       .59           .23             .18           (1.02)            .92
                                                  -------       -------         -------         -------         -------
  Total from investment operations.............      1.10           .49             .35            (.42)           1.58
                                                  -------       -------         -------         -------         -------
Less distributions:
  Distributions from net investment income.....      (.59)         (.26)           (.17)           (.60)           (.66)
  Distributions in excess of net realized
    gains......................................        --            --              --            (.12)           (.09)
  Distributions from paid-in capital...........        --          (.31)           (.43)             --              --
                                                  -------       -------         -------         -------         -------
    Total distributions........................      (.59)         (.57)           (.60)           (.72)           (.75)
                                                  -------       -------         -------         -------         -------
Net asset value at end of period...............     $8.43         $7.92           $8.00           $8.25           $9.39
                                                  =======       =======         =======         =======         =======
Per share market value at end of period........     $8.50
                                                  =======
TOTAL RETURN ON NET ASSET VALUE BASIS..........     14.71%         6.26%           4.52%          (5.12)%         19.39%
                                                  =======       =======         =======         =======         =======
TOTAL RETURN ON MARKET VALUE BASIS(a)..........     15.71%
                                                  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)....   $25,361       $30,865         $39,180         $44,355         $51,768
                                                  =======       =======         =======         =======         =======
Ratio of expenses to average net assets........      2.00%         2.18%           2.21%           1.98%           1.95%
                                                  =======       =======         =======         =======         =======
Ratio of net investment income to average
  net assets...................................      7.35%         6.55%           6.20%           6.58%           7.44%
                                                  =======       =======         =======         =======         =======
Portfolio turnover rate........................       475%          585%            385%            223%            172%
                                                  =======       =======         =======         =======         =======

---------
*  Per share income and operating expenses and net realized and unrealized gain
 (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund calculated total return on market value basis based upon purchases and sales of the Fund at current market prices and reinvestment of dividends and distributions are valued at the lower of the per share net asset value on the payment date or the average closing market price for the five days preceding the payment date.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
 Bull & Bear Global Income Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Bull & Bear Global Income Fund, Inc., including the schedule of portfolio investments as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securites owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Global Income Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 11, 1997, except as to total return on market value basis in the financial highlights, as to which the date is March 13, 1998.

GLOBAL
INCOME
FUND
-----------------------------------------------
11 Hanover Square
New York, NY 10005

1-888-847-4200

-----------------------------------------------
Tait, Weller & Baker
Independent Accountants

Printed on recycled paper [recycled paper logo]

GIF-121-6/7


GLOBAL
INCOME
FUND

-----------------------------------------------
American Stock
Exchange Symbol:

BBZ

-----------------------------------------------
Annual Report
June 30, 1997

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